Exhibit 99.1

The Shyft Group Reports Fourth Quarter and Full-Year 2024 Results

●	Delivered double-digit Fleet Vehicles and Services (FVS) margins bolstered by operational improvements
●	Strong Specialty Vehicles (SV) margins
●	Successfully shipped Blue Arc™ Class 4 EV trucks to FedEx
●	Provides full-year 2025 sales outlook of $870 to $970 million, up 17% year-over-year at the midpoint
●	Entered into transformative merger agreement with Aebi Schmidt; remains on track to close by mid-2025

Novi, Mich., February 20, 2025 – The Shyft Group, Inc. (NASDAQ: SHYF) (“Shyft” or the “Company”), the North American leader in specialty vehicle manufacturing, assembly and upfit for the commercial, retail and service specialty vehicle markets, today reported operating results for the fourth quarter and full-year ended December 31, 2024.

Fourth Quarter 2024 Financial Highlights

For the fourth quarter of 2024 compared to the fourth quarter of 2023:

●	Sales of $201.4 million, a decrease of $0.9 million, or 0.4%, from $202.3 million
●	Net loss of $3.4 million, or ($0.10) per share, compared to a loss of $4.4 million, or ($0.13) per share; 2024 results include $8.5 million of transaction expenses
●

Adjusted EBITDA of $15.9 million, or 7.9% of sales, an increase of $13.6 million, from $2.3 million, or 1.1% of sales; results include $5.8 million of EV pre-production related costs versus $9.3 million in the prior year

●	Adjusted net income of $5.0 million, or $0.15 per share, compared to a loss of $0.9 million, or ($0.03) per share
●	Consolidated backlog[1] of $313.2 million as of December 31, 2024, down $96.0 million, or 23.5%, compared to $409.3 million as of December 31, 2023

Full-Year 2024 Financial Highlights

For the full-year 2024 compared to the full-year 2023:

●	Sales of $786.2 million, a decrease of $86.0 million, or 9.9%, from $872.2 million
●	Net loss of $2.8 million, or ($0.08) per share, compared to net income of $6.5 million, or $0.19 per share
●

Adjusted EBITDA of $48.8 million, or 6.2% of sales, an increase of $8.8 million, from $40.0 million, or 4.6% of sales; results include $23.3 million of EV pre-production related costs versus $32.6 million in the prior year

●	Adjusted net income of $15.0 million, or $0.44 per share, compared to adjusted net income of $18.7 million, or $0.54 per share

“Our disciplined execution of Shyft’s operational framework drove meaningful adjusted EBITDA growth and margin improvement,” said John Dunn, President and CEO. “I am pleased with the team’s relentless focus on operational excellence as SV sustained strong profitability, supported by steady infrastructure demand, while FVS achieved double-digit margins despite a challenging parcel market.”

2025 Financial Outlook

“Building on our solid results this quarter, we expect continued improvement in our profitability in 2025. Blue Arc EV transitioning into production, together with the anticipated recovery of the parcel market in the second half of the year, are expected to support these improvements,” said Scott Ocholik, Interim Chief Financial Officer.

Full-year 2025 outlook, notwithstanding further changes in the operating environment, is as follows:

●	Sales of $870 to $970 million
●	Adjusted EBITDA of $62 to $72 million
●	Adjusted earnings per share of $0.69 to $0.92
●	Free cash flow of $25 to $30 million

Dunn concluded, “As we move forward in 2025, our pending merger with Aebi Schmidt is accelerating our strategy, establishing the company as a global leader in specialty vehicles, with the scale and resources delivering growth, enhancing our customer-centric approach, and maximizing value for our shareholders. Our integration efforts are well underway, ensuring a seamless transition that leverages the strengths of both organizations. We are excited to unite our talented teams and build an even stronger platform for long-term success.”

Footnote: 1.) Consolidated backlog does not reflect Blue Arc order activity

Conference Call and Webcast Information

The Shyft Group will host a conference call at 8:30 a.m. ET today to discuss these results and current business trends. The conference call and webcast will be available via:

Webcast: https://theshyftgroup.com/investor-relations/webcasts/

Conference Call: 1-844-868-8845 (domestic) or 412-317-6591 (international)

About The Shyft Group

The Shyft Group is the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets. Our customers include first-to-last mile delivery companies across vocations, federal, state, and local government entities; the trades; and utility and infrastructure segments. The Shyft Group is organized into two core business units: Shyft Fleet Vehicles and Services™ and Shyft Specialty Vehicles™. Today, its family of brands include Utilimaster®, Blue Arc™ EV Solutions, Royal® Truck Body, DuraMag® and Magnum®, Strobes-R-Us, Spartan® RV Chassis, Builtmore Contract Manufacturing™, and Independent Truck Upfitters. The Shyft Group and its go-to-market brands are well known in their respective industries for quality, durability, and first-to-market innovation. The Company employs approximately 2,900 employees and contractors across campuses, and operates facilities in Arizona, California, Florida, Indiana, Iowa, Maine, Michigan, Missouri, Pennsylvania, Tennessee, Texas, and Saltillo, Mexico. The Company reported sales of $786 million in 2024. Learn more at TheShyftGroup.com.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements. In some cases, Shyft has identified forward-looking statements by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements”, including the negative of those words and phrases. Such forward-looking statements are based on management’s current views and assumptions regarding future events, future business conditions and the outlook for Shyft based on currently available information. These forward-looking statements may include projections of Shyft’s future financial performance, Shyft’s anticipated growth strategies and anticipated trends in Shyft’s business. These statements are only predictions based on management’s current expectations and projections about future events. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the proposed transaction between Shyft and Aebi Schmidt; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and anticipated growth strategies and anticipated trends in Shyft’s, Aebi Schmidt’s and, following the completion of the proposed transaction, the combined company’s business.

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements include, among others, the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; the prohibition or delay of the consummation of the proposed transaction by a governmental entity; the risk that the proposed transaction may not be completed in the expected time frame; unexpected costs, charges or expenses resulting from the proposed transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integration; the ability of the combined company to implement its business strategy; difficulties and delays in achieving revenue and cost synergies of the combined company; inability to retain and hire key personnel; negative changes in the relationships with major customers and suppliers that adversely affect revenues and profits; disruptions to existing business operations; the occurrence of any event that could give rise to termination of the proposed transaction; potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks related to ownership of Aebi Schmidt common stock; uncertainty as to the long-term value of the combined company’s common stock; and the diversion of Shyft’s and Aebi Schmidt’s management’s time on transaction-related matters. These risks, as well as other risks associated with the businesses of Shyft and Aebi Schmidt, will be more fully discussed in the combined proxy statement/prospectus. Although management believes the expectations reflected in the forward-looking statements are reasonable, Shyft cannot guarantee future results, level of activity, performance or achievements. Moreover, neither management, Shyft nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Shyft wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Shyft is under no duty to and specifically declines to undertake any obligation to publicly revise or update any of these forward-looking statements after the date of this communication to conform its prior statements to actual results, revised expectations or to reflect the occurrence of anticipated or unanticipated events.

Additional information concerning these and other factors that may impact Shyft’s and Aebi Schmidt’s expectations and projections can be found in Shyft’s periodic filings with the SEC, including Shyft’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Shyft’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No offer or solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Participants in the Solicitation

Shyft, Aebi Schmidt and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the Securities and Exchange Commission (“SEC”), be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the combined proxy statement/prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of Shyft is contained in the sections entitled “Election of Directors” and “Ownership of Securities” included in Shyft’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 3, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/743238/000114036124017592/ny20010675x1_def14a.htm) and in the section entitled “Directors, Executive Officers and Corporate Governance” included in Shyft’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025 (and which is available at https://www.sec.gov), and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated below.

Additional information and where to find it

Aebi Schmidt will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The Form S-4 will contain a combined proxy statement/prospectus of Shyft and Aebi Schmidt. Aebi Schmidt and Shyft will prepare and file the combined proxy statement/prospectus with the SEC and Shyft will mail the combined proxy statement/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed transaction. INVESTORS SHOULD READ THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN AVAILABLE AND SUCH OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Form S-4, the combined proxy statement/prospectus and all other documents filed with the SEC in connection with the transaction will be available when filed free of charge on the SEC’s web site at www.sec.gov. Copies of documents filed with the SEC by Shyft will be made available free of charge on Shyft’s investor relations website at https://theshyftgroup.com/investor-relations/.

CONTACTS

MEDIA

Sydney Machesky

Director, Corporate Communications

Sydney.Machesky@theshyftgroup.com

586.413.4112

INVESTORS

Randy Wilson

Vice President, Investor Relations and Treasury

Randy.Wilson@theshyftgroup.com

248.727.3755

The Shyft Group, Inc. and Subsidiaries

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$15,780	$9,957
Accounts receivable, less allowance of $533 and $276	86,677	79,573
Contract assets	40,896	50,305
Inventories	109,859	105,135
Other receivables - chassis pool agreements	37,032	34,496
Other current assets	7,346	7,462
Total current assets	297,590	286,928

Property, plant and equipment, net	81,067	83,437
Right of use assets – operating leases	41,101	45,827
Goodwill	64,094	48,880
Intangible assets, net	59,064	45,268
Net deferred tax asset	23,545	17,300
Other assets	2,287	2,409
TOTAL ASSETS	$568,748	$530,049
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$95,128	$99,855
Accrued warranty	7,653	7,231
Accrued compensation and related taxes	16,198	13,526
Contract liabilities	3,553	4,756
Operating lease liability	9,677	10,817
Other current liabilities and accrued expenses	12,798	11,965
Short-term debt - chassis pool agreements	37,032	34,496
Current portion of long-term debt	235	185
Total current liabilities	182,274	182,831

Other non-current liabilities	9,772	8,184
Long-term operating lease liability	33,156	36,724
Long-term debt, less current portion	95,223	50,144
Total liabilities	320,425	277,883
Shareholders' equity:
Preferred stock, no par value: 2,000 shares authorized (none issued)	-	-
Common stock, no par value : 80,000 shares authorized; 34,917 and 34,303 outstanding	99,752	93,705
Retained earnings	148,571	158,461
Total shareholders' equity	248,323	252,166
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$568,748	$530,049

The Shyft Group, Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

Sales	$201,432	$202,333	$786,176	$872,198
Cost of products sold	158,498	174,421	628,986	721,840
Gross profit	42,934	27,912	157,190	150,358

Operating expenses:
Research and development	3,894	7,121	16,319	25,185
Selling, general and administrative	42,060	28,442	136,764	118,420
Total operating expenses	45,954	35,563	153,083	143,605

Operating income (loss)	(3,020)	(7,651)	4,107	6,753

Other income (expense)
Interest expense	(2,342)	(1,830)	(8,540)	(6,527)
Other income	1,889	261	2,204	470
Total other expense	(453)	(1,569)	(6,336)	(6,057)

Income (loss) before income taxes	(3,473)	(9,220)	(2,229)	696
Income tax expense (benefit)	(60)	(4,803)	566	(5,768)
Net income (loss)	(3,413)	(4,417)	(2,795)	6,464
Less: net (loss) attributable to non-controlling interest	-	-	-	(32)

Net income (loss) attributable to The Shyft Group Inc.	$(3,413)	$(4,417)	$(2,795)	$6,496

Basic earnings per share	$(0.10)	$(0.13)	$(0.08)	$0.19
Diluted earnings per share	$(0.10)	$(0.13)	$(0.08)	$0.19

Basic weighted average common shares outstanding	34,511	34,298	34,427	34,721
Diluted weighted average common shares outstanding	34,511	34,298	34,427	34,861

The Shyft Group, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$(2,795)	$6,464
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	20,252	16,953
Non-cash stock-based compensation expense	10,250	7,834
Deferred income taxes	(6,245)	(6,911)
Loss on disposal of assets	677	389
Changes in accounts receivable and contract assets	11,372	72,857
Changes in inventories	5,988	(4,975)
Changes in accounts payable	(6,687)	(27,963)
Changes in accrued compensation and related taxes	(586)	(908)
Changes in accrued warranty	422	70
Changes in other assets and liabilities	(2,592)	(7,566)
Net cash provided by operating activities	30,056	56,244

Cash flows from investing activities:
Purchases of property, plant and equipment	(13,661)	(20,733)
Proceeds from sale of property, plant and equipment	95	119
Acquisition of business, net of cash acquired	(47,631)	(500)
Net cash used in investing activities	(61,197)	(21,114)

Cash flows from financing activities:
Proceeds from long-term debt	150,000	132,500
Payments on long-term debt	(105,000)	(138,500)
Payments of dividends	(6,976)	(7,109)
Purchase and retirement of common stock	(113)	(19,083)
Exercise and vesting of stock incentive awards	(947)	(4,460)
Distribution to non-controlling interest owner	-	(69)
Net cash provided by (used in) financing activities	36,964	(36,721)

Net increase (decrease) in cash and cash equivalents	5,823	(1,591)
Cash and cash equivalents at beginning of period	9,957	11,548
Cash and cash equivalents at end of period	$15,780	$9,957

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Quarter Ended December 31, 2024 (in thousands of dollars)

	Business Segments
	Fleet Vehicles	Specialty	Eliminations &
	& Services	Vehicles	Other	Consolidated
Fleet vehicle sales	$91,843	$-	$-	$91,843
Motorhome chassis sales	-	14,984	-	14,984
Other specialty vehicles sales	-	64,667	3,169	67,836
Aftermarket parts and accessories sales	18,891	7,878	-	26,769
Total Sales	$110,734	$87,529	$3,169	$201,432

Adjusted EBITDA	$12,057	$16,622	$(12,735)	$15,944

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Quarter Ended December 31, 2023 (in thousands of dollars)

	Business Segments
	Fleet Vehicles	Specialty	Eliminations &
	& Services	Vehicles	Other	Consolidated
Fleet vehicle sales	$106,011	$-	$-	$106,011
Motorhome chassis sales	-	26,304	-	26,304
Other specialty vehicles sales	-	52,528	(3)	52,525
Aftermarket parts and accessories sales	12,952	4,541	-	17,493
Total Sales	$118,963	$83,373	$(3)	$202,333

Adjusted EBITDA	$(2,592)	$18,979	$(14,062)	$2,325

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Year Ended December 31, 2024 (in thousands of dollars)

	Business Segments
	Fleet Vehicles	Specialty	Eliminations &
	& Services	Vehicles	Other	Consolidated
Fleet vehicle sales	$367,338	$-	$-	$367,338
Motorhome chassis sales	-	75,895	-	75,895
Other specialty vehicles sales	-	243,117	4,095	247,212
Aftermarket parts and accessories sales	66,855	28,876	-	95,731
Total Sales	$434,193	$347,888	$4,095	$786,176

Adjusted EBITDA	$31,188	$67,290	$(49,630)	$48,848

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Year Ended December 31, 2023 (in thousands of dollars)

	Business Segments
	Fleet Vehicles	Specialty	Eliminations &
	& Services	Vehicles	Other	Consolidated
Fleet vehicle sales	$487,072	$-	$-	$487,072
Motorhome chassis sales	-	104,882	-	104,882
Other specialty vehicles sales	-	209,434	(4,183)	205,251
Aftermarket parts and accessories sales	54,566	20,427	-	74,993
Total Sales	$541,638	$334,743	$(4,183)	$872,198

Adjusted EBITDA	$30,326	$66,186	$(56,544)	$39,968

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Period End Backlog (amounts in thousands of dollars)

	Dec. 31, 2024	Sept. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Fleet Vehicles and Services	$244,784	$267,952	$294,586	$356,089	$325,003
Specialty Vehicles	68,460	77,456	59,856	83,334	84,269
Total Backlog	$313,244	$345,408	$354,442	$439,423	$409,272

Reconciliation of Non-GAAP Financial Measures

This release presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, and free cash flow, each of which is a non-GAAP financial measure.

We define Adjusted EBITDA as income before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, transaction related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

We define free cash flow as net cash provided by (used in) operating activities less purchases of property, plant and equipment and add proceeds from sale of property, plant and equipment. We believe this measure of free cash flow provides management and investors further useful information on cash generation or use in our operations.

The Company does not provide reconciliations of forward-looking non-GAAP financial measures, such as adjusted EPS, adjusted EBITDA, and free cash flow, to the most comparable GAAP financial measures on a forward-looking basis because the Company is unable to provide a meaningful or accurate calculation or estimation of reconciling items, and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, transaction and compensation costs related to the proposed transaction with Aebi Schmidt, and other non-routine costs. Each of such adjustments has not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

The Shyft Group, Inc. and Subsidiaries

Consolidated Financial Summary (Non-GAAP)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,					Twelve Months Ended December 31,
The Shyft Group, Inc.	2024	% of sales	2023	% of sales		2024	% of sales	2023	% of sales
Net income (loss)	$(3,413)	(1.7% )	$(4,417)	(2.2%	)	$(2,795)	(0.4% )	$6,464	0.7%
Net loss attributable to non-controlling interest	-		-			-		32
Add (subtract):
Restructuring and other related charges	(60)		368			1,324		1,741
Transaction related expenses and adjustments	8,530		-			10,154		440
Non-cash stock-based compensation expense	4,578		2,647			10,250		7,834
Gain from insurance settlement	(1,737)		-			(1,737)		-
Legacy legal matters	-		-			2,000		956
CEO transition	-		107			147		2,629
Loss from write-off of assets	-		1,872			147		1,872
Non-recurring professional fees	-		128			-		288
Tax effect of adjustments	(2,887)		(1,636)			(4,515)		(3,565)
Adjusted net income (loss)	$5,011	2.5%	$(931)	(0.5%	)	$14,975	1.9%	$18,691	2.1%

Net income (loss)	$(3,413)	(1.7% )	$(4,417)	(2.2%	)	$(2,795)	(0.4% )	$6,464	0.7%
Net loss attributable to non-controlling interest	-		-			-		32
Add (subtract):
Depreciation and amortization	5,764		4,593			20,252		16,953
Taxes on income	(60)		(4,803)			566		(5,768)
Interest expense	2,342		1,830			8,540		6,527
EBITDA	$4,633	2.3%	$(2,797)	(1.4%	)	$26,563	3.4%	$24,208	2.8%

Add (subtract):
Restructuring and other related charges	(60)		368			1,324		1,741
Transaction related expenses and adjustments	8,530		-			10,154		440
Non-cash stock-based compensation expense	4,578		2,647			10,250		7,834
Gain from insurance settlement	(1,737)		-			(1,737)		-
Legacy legal matters	-		-			2,000		956
CEO transition	-		107			147		2,629
Loss from write-off of assets	-		1,872			147		1,872
Non-recurring professional fees	-		128			-		288
Adjusted EBITDA	$15,944	7.9%	$2,325	1.1%		$48,848	6.2%	$39,968	4.6%

Diluted net earnings (loss) per share	$(0.10)		$(0.13)			$(0.08)		$0.19
Add (subtract):
Restructuring and other related charges	-		0.01			0.04		0.05
Transaction related expenses and adjustments	0.25		-			0.30		0.01
Non-cash stock-based compensation expense	0.14		0.08			0.30		0.22
Gain from insurance settlement	(0.05)		-			(0.05)		-
Legacy legal matters	-		-			0.06		0.03
CEO transition	-		-			-		0.08
Loss from write-off of assets	-		0.05			-		0.05
Non-recurring professional fees	-		-			-		0.01
Tax effect of adjustments	(0.09)		(0.04)			(0.13)		(0.10)
Adjusted diluted net earnings (loss) per share	$0.15		$(0.03)			$0.44		$0.54

The Shyft Group, Inc. and Subsidiaries

Consolidated Financial Summary (Non-GAAP)

(In thousands)

(Unaudited)

	Year Ended December 31,
The Shyft Group, Inc.	2024	2023
Net cash provided by operating activities	$30,056	$56,244
Purchases of property, plant and equipment	(13,661)	(20,733)
Proceeds from sale of property, plant and equipment	95	119
Free cash flow	$16,490	$35,630